EXHIBIT 23.01
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements on Form S-8 (No. 333-88513 and No. 333-39016) of DSL.net, Inc. of our reports dated February 26, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Stamford, CT
March 30, 2001